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                                  Exhibit (10)
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                             ____________________
                                    BAKER
                                      &
                                  HOSTETLER
                             ____________________
                              COUNSELLORS AT LAW
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Capitol Square, Suite 2100 . 65 East State Street . Columbus, Ohio 43215-4260 .
(614) 228-1541




                                January 17, 1996



Cardinal Tax Exempt Money Trust
155 East Broad Street
Columbus, Ohio 43215

         Subject: CARDINAL TAX EXEMPT MONEY TRUST (THE "TRUST") -- POST-EFFECTIVE AMENDMENT NO. 16 TO REGISTRATION STATEMENT ON FORM N- 1A, FILE NO. 2-82356, FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND AMENDMENT NO. 18 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 811-3686, FILED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "AMENDMENT")

Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the 30,385,595 shares of beneficial interest, par value $.10 per share, of Cardinal Tax Exempt Money Trust, when issued as described in the Amendment and for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                     Very truly yours,



                                     BAKER & HOSTETLER